EXHIBIT 99.1



F&M Bank Corp.

Investor Presentation
September 2026

Caution Regarding Forward Looking Statements

As used in this presentation, the terms "Company," "F&M," "FMBM," "we," "our" or "us" refer to F & M Bank Corp. and its consolidated subsidiaries. The "Bank" refers to Farmers & Merchants Bank, which is a wholly owned subsidiary of the Company.

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "potential," "opportunity," "objectives," "positioned," "looking," "goals," "targets," or other statements concerning opinions or judgments of the Company and its management about future events. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including the following:

- Changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, declines in real estate values in our markets, or in the repayment ability of individual borrowers or issuers;
- Changes in interest rates affecting our deposits, loans, and investment portfolio, including but not limited to changes in SOFR, U.S. Treasury Rates, and the Wall Street Journal Prime Rate;
- The strength of the economy in our market area, as well as general economic, market, or business conditions;
- An insufficient allowance for credit losses as a result of inaccurate assumptions or other factors;
- Our ability to maintain our "well-capitalized" regulatory status;
- Changes in our competitive position, competitive actions by other financial institutions, financial technology firms and others, the competitive nature of the financial services industry, and our ability to compete effectively in our banking markets;
- Our ability to manage growth;
- Our potential growth, including our entrance or expansion into new markets, the need for sufficient capital to support that growth, difficulties or disruptions expanding into new markets or integrating the operations of acquired branches or business, and the inability to obtain the expected benefits of such growth;
- Changing trends in customer profiles and behavior;
- Our exposure to operational risk;
- Reliance on our management team, including our ability to attract and retain key personnel;
- Our ability to raise capital as needed by our business;
- Changes in laws, regulations, and the policies of federal or state regulators and agencies;
- The effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards-setting bodies;
- Geopolitical conditions, including acts or threats of terrorism, international hostilities, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the U.S. and abroad;
- The occurrence of significant natural disasters, including severe weather conditions, floods, public health-related issues, and other catastrophic events;
- The Company's potential exposure to fraud, negligence, computer theft, and cyber crime;
- Other factors identified in reports the Company files with the SEC from time to time; and
- Other circumstances, many of which are beyond our control.

All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement, to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Non-GAAP Disclaimer

The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including core return on average assets, core earnings per share, core return on average tangible common equity, core non-interest expense to average assets, core non-interest income to average assets, core efficiency ratio, tangible common equity, tangible assets, and tangible book value. Generally, a non-GAAP financial measure is a numerical measure of a company's performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP.

Management of the Company believes presentation of these non-GAAP financial measures provides useful supplemental information that is essential to a proper understanding of the Company's operating results. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of GAAP to non-GAAP measures is included on slides 25 – 28.

Executive Summary

Company Overview

- Community-focused financial institution founded in 1908 with headquarters in Timberville, VA
- Reconstituted leadership team in April 2023; focused mandate to enhance shareholder value
  - Core EPS[1] increased from $1.16 in 2023 to $4.20[2] in 2026 — a 250%+ increase — reflecting strong improvement in core financial performance
  - 15% TBV CAGR since 2023Y
- Strong capital ratios well above regulatory minimums
- Diversified loan revenue supported by fee-generating businesses: wealth management, mortgage, title, and indirect auto lending
- Attractive deposit franchise with 23% noninterest-bearing deposits
  - Positioned in high-growth markets along the I-81, I-66, and I-64 corridors, with reach across the mid-Atlantic
- Recently expanded east of the Blue Ridge into attractive Warrenton / Fauquier County
  - Added experienced local market leadership and commercial / agriculture talent to build relationships across the Northern and Central Virginia growth corridor
- Demonstrated commitment to shareholder returns and liquidity
  - 63 consecutive quarters of cash dividend
  - Stock price increased 76% from June 30, 2025 to June 30, 2026
- ~10% insider ownership ensures alignment with shareholders

Performance Metrics

	2023Y	2024Y	2025Y	2026 YTD[3]
Total Assets	$1.29bn	$1.30bn	$1.37bn	$1.40bn
Total Loans HFI	$822mm	$840mm	$886mm	$925mm
Total Deposits	$1.13bn	$1.20bn	$1.25bn	$1.26bn
Loans / Deposits	72.5%	70.3%	71.2%	73.6%
Leverage Ratio (Bank)	8.1%	8.2%	8.7%	9.1%
TCE / TA[1]	5.8%	6.4%	7.4%	7.8%
TBV per Share[1]	$21.55	$23.53	$28.60	$30.68 ($35.00 excl. AOCI)
Core EPS[1]	$1.16	$2.13	$3.14	$2.10 ($4.20 annualized)[2]
Core ROAA[1]	0.32%	0.57%	0.84%	1.08%
Core ROATCE[1]	5.9%	9.5%	12.1%	14.2%
Core Efficiency[1]	88.7%	76.5%	70.4%	68.9%
Share Price @ EOP	$19.30	$20.23	$28.75	$36.86

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
(2) $4.20 is assuming annualization of $2.10 per share. Results of operations for the six months ended June 30, 2026 are not necessarily indicative of the results of operations that may be expected for the year ending December 31, 2026.
(3) YTD financial data as of June 30, 2026.
Source: S&P Global Market Intelligence LLC.

Experienced Management Team



Mike Wilkerson

Chief Executive Officer

Mr. Wilkerson has served as the Chief Executive Officer of the Company and the Bank since April 2023. He commenced his banking career in 1982, starting in Dealer Financial Services before transitioning to managing branches and exploring commercial lending in 1986. Over Mr. Wilkerson's 40+ year career he has held diverse roles across banking, including Retail Banking Manager, City Executive, Director of the Small Business Banking Division, Market President, and Regional Business Banking Manager for Virginia, Maryland and Washington D.C. Besides his banking role, Mr. Wilkerson has served on numerous boards including the CBA National Small Business Committee, Virginia Community College Foundation Board and its Finance and Investment Committee, and Blue Ridge Hospice Board, providing leadership and insights to these organizations. He also is serving a 3-year term on the board of the Virginia Bankers Association. Mr. Wilkerson graduated from Elon University.



Barton Black

President

Mr. Barton E. Black has served as President of the Company and the Bank since April 2023. Preceding this, he served as Executive Vice President and Chief Operating Officer of the Company and the Bank from June 2020 until April 2023. Earlier in his tenure, he held the position of Executive Vice President and Chief Strategy and Risk Officer. Mr. Black joined F&M Bank with over 25 years of banking experience. He previously served as Managing Director at Strategic Risk Associates based in Richmond, Virginia. He has also held various leadership roles at Capital One, Hibernia National Bank based in New Orleans, and Deloitte. Mr. Black serves on the VBA Management Services Board and the Harrisonburg Economic Development Council. He graduated from Louisiana State University with a bachelor's degree in accounting and is a Certified Public Accountant.



Lisa Campbell

EVP, Chief Financial Officer

Ms. Lisa F. Campbell has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 2022. Before joining the Company, she served as Group Vice President and Chief Financial Officer for Fidelity BancShares N.C., Inc. in Fuquay-Varina, North Carolina from August 2014 to October 2022. Previously, she served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer for New Century Bancorp, Inc. in Dunn, North Carolina from March 2000 to August 2014 and as Senior Vice President and Controller for Triangle Bancorp, Inc. in Raleigh, North Carolina from September 1997 to March 2000. Ms. Campbell also worked in public accounting from September 1990 through September 1997. Aside from banking, she serves as a board member of the Harrisonburg-Rockingham Chamber of Commerce. She graduated from Florida State University with a bachelor's degree in accounting and is a Certified Public Accountant.

Source: Company filings.

Experienced Management Team – Continued



Paul Eberly

Executive VP & Chief Lending Officer

Paul E. Eberly has served as Executive Vice President/Chief Lending Officer since June 2025. Prior to that, he served as Executive Vice President/Chief Development Officer from September 2022 to June 2025, Executive Vice President/Chief Credit Officer from September 2020 to August 2022, Senior Vice President/Agricultural & Rural Programs Leader from January 2020 until September 2020, and Vice President/Agricultural & Rural Programs Leader from January 2019 until January 2020. He also served in various sales, lending, credit, risk management, and other leadership roles within the Farm Credit System from June 2005 until January 2019. Mr. Eberly has been in the banking and finance industry since 2005.



Charles Driest

Executive VP & Chief Operations Officer

Charles C. Driest has served as Executive Vice President/Chief Operations Officer since June 2025. Prior to that, he served as Executive Vice President/Chief Experience Officer from April 2023 to June 2025 and Senior Vice President/Director of Digital Banking of the Bank and the Company from January 2022 to April 2023. Prior to joining the Company, he served as Senior Vice President, Director of Digital Banking at Essex Bank from July 2017 to January 2022. Mr. Driest holds a Master of Business Administration (MBA) - Finance from St. John's University.



Melody Emswiler

Executive VP & Chief HR Officer

Melody Emswiler has served as Executive Vice President/Chief Human Resources Officer since January 2022, Senior Vice President/Human Resources Director from January 2019 to December 2021, Vice President/Director of Human Resources from February 2015 to December 2018, and Assistant Vice President/Human Resources Manager from February 2011 to January 2015. Ms. Emswiler has been in the human resources profession since 1997 and currently serves as a board member on the VBA Benefits Committee.



Evan McHaffa

Executive VP & Chief Credit Officer

Evan McHaffa has been recently appointed to Executive Vice President and Chief Credit Officer. Prior to joining the Company, he served as Senior Vice President, Senior Credit Officer at Blue Ridge Bank from April 2022 to January 2026 and Senior Vice President, Senior Credit Officer at Atlantic Union Bank from October 2015 to April 2022. He was also a Senior Portfolio Manager at Fulton Bank from March 2014 to October 2015, and Vice President, Commercial Loan Officer at City National Bank from September 2012 to March 2014. Mr. McHaffa holds a Bachelor of Arts in Finance and Economics from Bridgewater College and is a graduate of the ABA Stonier Graduate School of Banking.

Source: Company filings.

F&M Bank Corp. Board of Directors

Michael Pugh – Chairman

President of Old Dominion Realty, Inc. and VP of Colonial Appraisal Service, Inc.
Chair of Executive Committee

Dean Withers – Vice Chairman

Previously served as Chief Executive Officer
Chair of ALCO & Chair of Corp. Governance Committees

Mike Wilkerson – Chief Executive Officer

See executive management biographies

Anne Keeler

Retired Vice President for Finance and Treasurer at Bridgewater College
CFO and Treasurer of Virginia Tech Foundation, Inc.

Chris Runion

President of Eddie Edwards Signs, Inc.
Virginia State Delegate
Chair of Operational Risk Committee

Neil Houff

President of Houff Corporation and Railside Industries
Chair and Secretary of Railside Enterprises
Secretary/Treasurer of Triangle Leasing and Vice President of IDM Trucking

Peter Wray

Principal broker at Triangle Realtors

Ray Burkholder

Senior Director, Land Development, Balzer and Associates, a Westwood Company
Chair of Compensation Committee

Erica Truban

Director, Customer Success at Intuit
Board Member of United Way of the Shenandoah Valley

John Willingham

CPA and President of Stoneridge Companies
Former CFO of Marathon Bank
Chair of Audit Committee

Hannah Hutman

Partner at Hoover Penrod PLC

Bret Harrison

President and CEO of ComSonics

Sources: S&P Global Market Intelligence LLC; Company filings.

Positioned Across Attractive Virginia Growth Corridors


Demographics (County)
Median Household Income 2026 (Reported)
44,603 - 62,420
62,420 - 72,144
72,144 - 81,775
81,775 - 105,729
105,729 - 187,829

F & M Bank Corp. (FMBM)

- Core Shenandoah Valley leadership + disciplined expansion toward higher-growth, higher-income markets

Well Positioned in Desirable Markets

- Serving attractive growth corridors in Virginia: I-81, I-66, I-64
- Local market leadership in Rockingham, Shenandoah, and Augusta counties
- Branches positioned to serve both rural and expanding suburban hubs
- Deep community ties enable strong relationship-based deposit gathering
- Recognized as Best Bank and Best Mortgage Company in the Valley (2026)

Market Demographics(1)


Hist. Population Change
(2020 - 2026)
3.5%
2.7%
4.9%
U.S
Virginia
FMBM Footprint
Proj. Population Change
(2026 - 2031)
2.6%
2.0%
3.1%
U.S
Virginia
FMBM Footprint

(1) FMBM footprint is based on weighted average demographics of counties with weightings based on deposits in each market as of June 30, 2025.
Sources: S&P Global Market Intelligence LLC; Daily News-Record.

Warrenton / Fauquier County: Attractive Eastward Expansion

Strategic Growth

- Attractive market fundamentals
  - 76,153 population with 2.3% annual projected population growth
  - $125,309 median household income and $593,667 median home sales price
  - 165,376 acres restricted to agriculture (~40% of county acreage), supporting F&M's agricultural banking strengths
- Multiple avenues to grow
  - Opportunity to expand commercial, agriculture, mortgage, title, retail, and wealth relationships
  - Extends F&M east of the Blue Ridge and toward the Northern Virginia growth corridor
- Experienced talent already in place
  - Lauren Buffum: Warrenton market executive; 20+ years across retail, small business, commercial lending, and trust services
  - Bruce Lawson: Commercial agriculture lender; 35+ years in sales / business development, including 20 years in agriculture-related lending
  - Neal Lineberry: Senior Vice President; 30+ years banking experience, including 17 years in commercial real estate lending; lifelong resident of Shenandoah Valley with deep connections in Warrenton



Demographics (County)

Warrenton / Fauquier County

$125k median HHI



FAUQUIER COUNTY

Strategic adjacency to Northern Virginia with strong agriculture and affluent demographics

Sources: S&P Global Market Intelligence LLC; Company Reports.

Market Overview & Demographics

Market Overview

- Diverse economy based on manufacturing, agriculture, and education with major industries of advanced food manufacturing, farming, retail trade, government, education, and healthcare
- Winchester/Frederick County is part of the "Quad State Region" and contiguous with the Northern Virginia MSA
- Ability to reach into Charlottesville from Waynesboro/I-64 corridor

Market Drivers

- James Madison University and Bridgewater College have a significant impact on the local economy with approximately 22,750 students and over 5,000 jobs attributable to their presence
  - Total of 14 colleges along the I-81 corridor within the region
- The Shenandoah Valley is the #1 region in VA for total value of agricultural products sold, with 4 out of the 5 top agriculture-producing counties in the state
- Amazon continued to expand its operations in the valley

Shenandoah Valley Region



West Virginia
Maryland
Frederick
Winchester (City)
Clarke
Shenandoah
Warren
Rockingham
Page
Harrisonburg (City)
Charlottesville
Augusta
Virginia
Rockbridge
Shenandoah Valley

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah, and Warren counties in Virginia
- Very lucrative/high growth market areas
  - Winchester, Frederick, Warren, and Clarke markets Pop. Growth and Median Home Value are above state and national levels
- The Shenandoah Valley has an estimated total population of ~563k people as of 2026[1]

Market Accolades

Top 10 US Industrial Emerging Markets by Colliers (2021)	Captures **4 out of 5 of VA's top agriculture-producing** counties
Ranked **#9 Best Small Places for Business** by Forbes (2025)	**Top 25 Best Places to Retire** in the U.S by Forbes (2026)

Top Employers in the Valley

Cargill, Sentara, Northrop Grumman, Amazon, Bridgewater College, Augusta Health, Trex, Valley Health (Healthier, together), JMU James Madison University, Pilgrim's, Merck

(1) Estimated total population for all counties located in the Shenandoah Valley; includes enclave cities that are located inside the listed counties.
Sources: S&P Global Market Intelligence LLC; theshenandoahvalley.com; shenandoahcountyva.us; Claritas.

Strong Market Share in Core Legacy Markets

Market Leadership Built on Community Relationships

- #1 market share in Rockingham County with $861mm in deposits — an 8.2% 5-year CAGR
- #3 market share in Shenandoah County with $176mm in deposits — an 8.1% 5-year CAGR
- FMBM has gained significant market share while competitors have seen stagnant or declining deposit bases
- Deep community relationships and local brand recognition continue to drive loyal, long-term deposits

Deposit Concentration in Rockingham, VA (County)

Top Institutions by Deposits 2020	Deposits ($000s)	Top Institutions by Deposits 2025	Deposits ($000s)	5 Year CAGR
1 Farmers & Merchants Bank	$582,309	Farmers & Merchants Bank	$861,402	8.2%
2 Truist Bank	236,273	Truist Bank	196,582	
3 Pendleton Community Bank, Inc.	67,565	Pendleton Community Bank, Inc.	95,141	
4 United Bank	64,377	United Bank	94,562	
5 Atlantic Union Bank	45,081	First Bank and Trust Co.	93,389	
6 First Bank	36,591	Atlantic Union Bank	60,303	
7 First Bank and Trust Co.	33,271	First Bank	46,052	
Market Total	$1,133,954	Market Total	$1,447,431	5.0%

Deposit Concentration in Shenandoah, VA (County)

Top Institutions by Deposits 2020	Deposits ($000s)	Top Institutions by Deposits 2025	Deposits ($000s)	5 Year CAGR
1 First Bank	$287,441	First Bank	$405,430	
2 Truist Bank	252,293	Truist Bank	211,468	
3 Farmers & Merchants Bank	119,667	Farmers & Merchants Bank	176,277	8.1%
4 City National Bank of West Virginia	86,300	United Bank	98,409	
5 United Bank	55,900	City National Bank of West Virginia	96,585	
6 First Bank and Trust Co.	1,822	First Bank and Trust Co.	27,912	
Market Total	$839,109	Market Total	$1,016,081	3.9%

Note: Deposit data as of June 30 of each year.
Source: S&P Global Market Intelligence LLC.

High Ceiling in Adjacent Shenandoah Valley Markets

High Ceiling in NW Shenandoah Valley

- #5 market share in Augusta with $124mm in deposits – an 11.3% 5-year CAGR
- Reached 9th in 2025 in Winchester since opening the branch in 2022
- Winchester ranked #9 for best small places for a business by Forbes (2025)

Deposit Concentration in Augusta, VA[1] (County)

Top Institutions by Deposits 2020	Deposits ($000s)	Top Institutions by Deposits 2025	Deposits ($000s)	5 Year CAGR
1 Atlantic Union Bank	$460,973	First Bank and Trust Co.	$617,929	
2 Truist Bank	358,573	Atlantic Union Bank	490,122	
3 First Bank and Trust Co.	319,730	Truist Bank	337,123	
4 City National Bank of West Virginia	239,080	City National Bank of West Virginia	254,352	
5 The National bank of Blacksburg	121,423	**Farmers & Merchants Bank**	**124,098**	**11.3%**
6 First Bank	92,463	Wells Fargo	114,975	
7 Farmers & Merchants Bank	**72,810**	The National Bank of Blacksburg	95,628	
8 United Bank	70,425	United Bank	94,027	
9 Wells Fargo	61,600	First Bank	87,300	
10 First-Citizens Bank and Trust Company	40,723	First-Citizens Bank and Trust Company	43,416	
11 Pendleton Community Bank, Inc.	18,056	Burke & Herbert Bank & Trust Company	23,327	
12 Burke & Herbert Bank & Trust Company	12,048	Pendleton Community Bank, Inc.	22,613	
13 Woodforest National Bank	3,912	Select Bank	19,101	
14 Select Bank	236	Woodforest National Bank	4,913	
Market Total	**$1,872,052**	**Market Total**	**$2,328,924**	**4.5%**

Deposit Concentration in Winchester, VA (City)

Top Institutions by Deposits 2020	Deposits ($000s)	Top Institutions by Deposits 2025	Deposits ($000s)	5 Year CAGR
1 Truist Bank	$797,663	Truist Bank	$526,185[2]	
2 Wells Fargo	343,791	Bank of Clarke	345,815	
3 Bank of Clarke	198,449	First Bank	225,018	
4 First Bank	185,156	Wells Fargo	153,464	
5 Burke & Herbert Bank & Trust Company	137,561	Burke & Herbert Bank & Trust Company	150,062	
6 United Bank	122,796	United Bank	75,422	
7 City National Bank of West Virginia	43,152	First-Citizens Bank and Trust Company	43,144	
8 Virginia National Bank	31,586	Virginia National Bank	41,416	
9 First-Citizens Bank and Trust Company	24,987	**Farmers & Merchants Bank**	**40,789**	**NA**
10 Farmers & Merchants Bank	**0**	City National Bank of West Virginia	40,150	
Market Total	**$1,983,593**	**Market Total**	**$1,541,465**	**(3.7%)[2]**

Note: Deposit data as of June 30 of each year.
(1) Augusta, VA includes Staunton (city) and Waynesboro (city).
(2) Deposit growth distorted by Truist Bank migration of public and not-for-profit funds into dedicated vertical.
Source: S&P Global Market Intelligence LLC; Forbes Media LLC.

Further Expansion Opportunities Across VA Growth Markets


Demographics (County)
Median Household Income 2026 (Reported)
44,603 - 62,420
62,420 - 72,144
72,144 - 81,775
81,775 - 105,729
105,729 - 187,829
Potential Future Markets (Examples)

Charlottesville, VA (City)

Population:	45,197
Deposits in Market:	$2,544,919

Market Share (Top 10):

Bank:	% of Market
Bank of America	42.7%
Wells Fargo Bank	16.5%
Virginia National Bank	12.4%
Truist Bank	12.3%
Atlantic Union Bank	8.2%
JPMorgan Chase Bank	2.7%
United Bank	2.2%
Citizens and Farmers Bank	1.5%
Carter Bank & Trust	1.3%
Bank of the James	0.3%

Culpeper, VA

Population:	57,068
Deposits in Market:	$942,908

Market Share:

Bank:	% of Market
Atlantic Union Bank	36.3%
Wells Fargo Bank	26.1%
Truist Bank	22.1%
Oak View National Bank	10.3%
Blue Ridge Bank[1]	5.2%

Lynchburg, VA (City)

Population:	80,680
Deposits in Market:	$2,170,097

Market Share (Top 10):

Bank:	% of Market
Truist Bank	30.2%
Wells Fargo Bank	19.1%
Bank of the James	15.8%
Bank of America	15.8%
Select Bank	5.1%
Carter Bank & Trust	4.5%
First National Bank	2.9%
Atlantic Union Bank	2.4%
United Bank	2.0%
First-Citizens Bank & Trust Co.	1.6%

FMBM surrounded by high growth markets; experienced executive team poised to pursue expansion into new markets

(1) Blue Ridge Bankshares, Inc. (BRBS) announced it was being acquired by HomeTrust Bancshares, Inc. (HTB) on August 17, 2026.
Source: S&P Global Market Intelligence LLC.

Delivering Strong Core Performance

Core EPS(1)



$0.35
$0.86
$0.39
$0.53
$0.70
$0.84
$0.82
$0.79
$0.91
$1.20
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Tangible Book Value per Share(1)



$21.20
$22.62
$25.01
$23.53
$24.73
$25.68
$27.64
$28.60
$28.89
$30.68
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Core ROAA(1)



0.37%
0.93%
0.41%
0.56%
0.79%
0.91%
0.88%
0.82%
0.93%
1.23%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Core ROATCE(1)



6.55%
16.21%
6.68%
8.82%
11.60%
13.25%
12.52%
11.34%
12.39%
16.02%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

Expense / Income Metrics

Core NII / AA[1] (%)



0.72%
0.92%
0.83%
0.81%
0.87%
0.86%
0.82%
0.79%
0.83%
1.00%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Core NIE / AA[1] (%)



2.58%
2.52%
2.69%
2.62%
2.92%
2.68%
2.81%
2.77%
2.97%
3.00%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Net Interest Margin (%)



2.70%
2.74%
2.77%
2.91%
3.15%
3.48%
3.36%
3.40%
3.56%
3.79%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Core Efficiency Ratio[1] (%)



80.5%
73.0%
79.4%
73.6%
77.5%
65.4%
70.5%
68.8%
72.0%
66.1%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

Diversified, High-Quality Loan Portfolio

Gross Loans HFI ($MM)



$826
$826
$831
$840
$827
$849
$872
$886
$897
$925
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Commentary

- Loan portfolio well-diversified across CRE, C&I, agriculture, and residential segments
- High quality underwriting standards and relationship-based lending philosophy
- Strong expertise in commercial and agriculture lending with decades-long client relationships and new experienced ag lenders
- Balanced loan mix provides earnings resilience across economic cycles
- Management has strategically repositioned the indirect dealer lending program toward higher-quality relationships, reducing the portfolio from $140 million at December 31, 2023 to $78 million at June 30, 2026

Yield on Loans



6.52%
6.57%
6.67%
6.72%
6.57%
6.68%
6.50%
6.50%
6.51%
6.52%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Loan Composition as of June 30, 2026



Consumer & Other 9%
Construction & Land Development 7%
Farmland & Ag 16%
1-4 Family 36%
Commercial & Industrial 7%
CRE (Non-Owner Occupied) 13%
CRE (Owner Occupied) 10%
Multifamily 3%

Sources: S&P Global Market Intelligence LLC; Company reports.

Commercial Banking Platform: Diversified Portfolio & Growth Opportunity

$384mm+
Commercial loans originated (last 5.5 years)

$340mm
Current commercial portfolio balance

16
Experienced commercial team members

- $340mm commercial portfolio diversified across CRE, A&D, and C&I supported by an experienced team with continued expansion east of the Blue Ridge

Commercial Loan Composition


C&I
18%
Non Owner-Occupied
35%
A&D
20%
Owner-Occupied
27%

Portfolio Detail as of June 30, 2026

	Balance ($000)	%
Non Owner-Occupied	$119,997	35.3
Owner-Occupied	$92,564	27.2
A&D	$66,924	19.7
C&I	$60,621	17.8
Total	**$340,106**	**100%**

Relationship-Driven Commercial Growth Platform

- Origination momentum
  - Over $384mm of C&I, CRE, and A&D loans originated over the last 5.5 years
- Limited CRE exposure
  - CRE consists of $120mm non owner-occupied and $93mm owner-occupied
- Geographic expansion
  - Core relationships concentrated in the Shenandoah Valley, with continued expansion east of the Blue Ridge
- Experienced team
  - 16 person commercial team focused on growth, including recently added market leadership with deep local banking experience
  - Lauren Buffum (SVP / Warrenton Market Executive) joined in January 2026 with over 15 years of diverse banking experience in market
  - Neal Lineberry (SVP) joined in March 2026 with over 30 years of banking, lending, and sales experience

Sources: S&P Global Market Intelligence LLC; Company filings.

Ag Banking Platform: Core Strength & Expansion Opportunity

Current Agriculture Franchise — Shenandoah Valley

$288mm+
Ag loans originated (last 7.5 years)

$167mm
Current agriculture portfolio balance

7
Experienced ag team members

- Proven, relationship-driven agriculture lending platform with deep Shenandoah Valley roots and diversified exposure across poultry, beef, dairy, crops, and other agriculture

Key Team Members

Paul Eberly
Chief Lending officer

Dustin Bowman
SVP / Ag Market Exec.

Bobby Williams
Ag Leader

Bruce Lawson
Commercial Ag Lender

Olivia Wightman
Commercial Ag Lender

Daniel Scott
Commercial Ag Lender

Agricultural Lending Breakdown(1)

	Balance ($000)	%
Poultry	$66,586	39.9
Dairy	$35,887	21.5
Beef	$24,858	14.9
Crops	$14,244	8.5
Other	$25,309	15.2
Total	**$166,884**	**100%**

Expansion Opportunity — East of the Blue Ridge

	Shenandoah Valley	East of Blue Ridge
Total Farms	6,584	5,709
Farm Products Sold	$2.2bn	$479mm
Agricultural Assets	$8.1bn	$8.4bn

- Warrenton / Fauquier creates a natural bridge from F&M's legacy agriculture franchise toward opportunity market
- New experienced lenders provide local credibility and capacity to pursue agriculture and commercial relationships
- Agriculture relationships can support broader mortgage, title, retail, treasury, and wealth opportunities

(1) Agriculture portfolio balance and lending breakdown based on borrower NAICS classifications and may differ from Call Report loan classifications.
Sources: S&P Global Market Intelligence LLC; Company filings.

Granular, Valuable Deposit Franchise

Total Deposits ($MMs)



$1,156 $1,185 $1,218 $1,195 $1,200 $1,196 $1,235 $1,245 $1,275 $1,257
$891 $915 $948 $935 $929 $918 $954 $966 $985 $963
$265 $270 $271 $260 $271 $278 $281 $279 $290 $294
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2
Non Int-Bearing Deposits
Int-Bearing Deposits

Cost of Total Deposits



2.25% 2.40% 2.48% 2.46% 2.27% 2.08% 2.10% 2.12% 1.90% 1.78%
22.9% 22.8% 22.2% 21.8% 22.6% 23.3% 22.7% 22.4% 22.8% 23.4%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2
Noninterest-bearing as % of Total Deposits
Cost of Total Deposits

Commentary

- 23% noninterest-bearing, or $294mm total in Q2 2026
- Cost of total deposits declined to 1.78% in Q2 2026, indicating disciplined pricing and favorable mix
- Diversified customer base across retail, commercial, and ag supporting stability and granularity
  - Uninsured deposits represent 14% of total deposits as of June 30, 2026
- Relationship-driven deposit growth rooted in decades of community presence and local trust
- Strong focus on checking and other core deposit growth

Deposit Composition as of June 30, 2026



Retail Time (<$250,000) 13%
Jumbo Time (>$250,000) 3%
Demand 30%
Money Market & Savings 10%
NOW & Other Transaction 46%

Source: S&P Global Market Intelligence LLC.

Valuable, Recurring Noninterest Income

Diversified Fee Income Engine

- $3.5 million in core noninterest income in Q2 2026
- Reduces dependence on net interest margin and enhances performance across rate cycles
- Fee income is driven by a balanced, recurring mix:
  - Interchange fee income (29%)
  - Wealth management (18%)
  - Mortgage banking (19%)
  - Title insurance (18%)
  - Service charges on deposit accounts (12%)
- Reflects strength in relationship-driven business lines and stable, rate-resilient revenue streams

LTM as of June 30, 2026



$1.4 million Service Charges on Deposit Accounts 12%
$0.6 million Other 5%
$3.4 million Interchange Fee Income 29%
$2.1 million Title Insurance 18%
$2.2 million Wealth Management 19%
$2.1 million Mortgage Banking 18%



Core NII / AA(1) (%)
0.75%
0.82%
0.83%
0.92%
2023Y
2024Y
2025Y
2026YTD (2)

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
(2) Annualized as of June 30, 2026.
Sources: S&P Global Market Intelligence LLC; Company documents.

Capital Ratios Trends

Tangible Common Equity / Tangible Assets(1)


5.68%
6.00%
6.47%
6.39%
6.73%
7.00%
7.21%
7.36%
7.30%
7.82%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Bank Leverage Ratio


8.11%
8.29%
8.20%
8.23%
8.50%
8.68%
8.69%
8.73%
8.84%
9.10%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Bank Tier 1 Risk Based Capital Ratio


11.96%
12.21%
12.28%
12.42%
12.57%
12.73%
12.76%
13.11%
13.18%
13.50%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Bank Total Risk-Based Capital Ratio


12.89%
13.13%
13.23%
13.39%
13.50%
13.73%
13.70%
14.04%
14.10%
14.43%
2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

(1) Represents non-GAAP measure. See appendix for non-GAAP reconciliations.
Source: S&P Global Market Intelligence LLC.

Asset Quality Trends

Consistent Strong Asset Quality

- NPA levels healthy at 0.28% of assets, a 6 bps QoQ decline
- 0.87% allowance for loan losses amid stable credit performance
- 0.06% net charge-offs of average loans in Q2 2026, demonstrating continued credit risk management
- Results reflect conservative underwriting standards and proactive portfolio monitoring
- Credit quality remains stable across all loan segments, with no emerging concentration risks
- Supported by FMBM's deep client relationships and long-standing ag/commercial expertise

NPAs (excl. TDRs) / Assets (%)



0.47%
0.58%
0.49%
0.55%
0.69%
0.58%
0.55%
0.44%
0.34%
0.28%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

LLRs / Loans HFI (%)



1.02%
0.95%
0.97%
0.97%
0.94%
0.98%
0.90%
0.88%
0.88%
0.87%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

NCOs / Avg. Loans (%)



0.39%
0.09%
0.32%
0.45%
0.09%
0.25%
0.49%
0.50%
0.09%
0.06%
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Source: S&P Global Market Intelligence LLC.

Key Investment Considerations

Strategic Goals for 2026+

- Expand geographic reach into growth markets consistent with core
- Scale high-margin fee businesses (wealth, mortgage, title)
- Continue to improve NIM by optimizing earning asset mix via loan growth
- Accelerate digital capabilities to drive efficiency and client experience
- Financial targets: ROAA > 1.25% and ROATCE > 15%

Why Invest in FMBM?

- Proven leadership team executing on a compelling regional growth strategy
- Relationship-driven community bank with strong core funding
- Upward trending EPS demonstrates sustainable earnings power
- Strong return on equity and associated TBV per Share growth
- Track record of consistent earnings and disciplined capital return
- ~10% insider ownership underscores alignment with long-term investors

Appendix

A

Non-GAAP Reconciliation *(page 1 of 4)*

Dollars in thousands, except per share values	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025Q3	2025Q4	2025Y	2026Q1	2026Q2	2026YTD
Net Interest Income	$ 31,705	$ 8,129	$ 8,201	$ 8,493	$ 9,109	$ 33,932	$ 9,444	$ 10,527	$ 10,495	$ 11,060	$ 41,526	$ 11,429	$ 12,333	$ 23,762
Provision for Credit Losses	1,025	824	(457)	902	1,074	2,343	(104)	1,187	539	1,079	2,701	309	269	578
Noninterest Income	9,426	2,334	2,998	2,748	2,686	10,766	2,847	2,792	2,734	2,700	11,073	2,897	3,480	6,377
Realized Gains on Securities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-Recurring Revenue	691	-	-	-	-	-	-	-	-	98	98	-	1,374	1,374
Noninterest Expense	36,472	8,423	8,170	8,920	8,682	34,195	9,524	8,712	9,321	9,462	37,019	10,313	10,447	20,760
Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-	-	-	-	-	-
Pre-Tax Income	$ 2,025	$ 1,216	$ 3,486	$ 682	$ 2,539	$ 7,923	$ 2,871	$ 3,420	$ 3,369	$ 3,317	$ 12,977	$ 3,704	$ 6,471	$ 10,175
Non-Recurring Add Backs	1,609	-	-	737	(500)	237	-	-	-	(98)	(98)	-	(1,374)	(1,374)
Core Pre-Tax Income	$ 3,634	$ 1,216	$ 3,486	$ 1,419	$ 2,039	$ 8,160	$ 2,871	$ 3,420	$ 3,369	$ 3,219	$ 12,879	$ 3,704	$ 5,097	$ 8,801
Tax Adjustment (assumed 21%)	338	-	-	155	(105)	50	-	-	-	(21)	(21)	-	(289)	(289)
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	445	434	1,748	478	1,102	1,581
Core Net Income	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 2,924	$ 2,806	$ 11,152	$ 3,226	$ 4,284	$ 7,509
Earnings Attributable to NCI	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Income Avail to Common	$ 2,771	$ 1,217	$ 3,015	$ 792	$ 2,261	$ 7,285	$ 2,457	$ 2,965	$ 2,924	$ 2,883	$ 11,229	$ 3,226	$ 5,369	$ 8,594
Core Net Income Avail to Common	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 2,924	$ 2,806	$ 11,152	$ 3,226	$ 4,284	$ 7,509
Average Diluted Shares Outstanding	3,476,326	3,490,371	3,517,122	3,519,182	3,522,756	3,512,427	3,530,700	3,564,133	3,558,868	3,557,220	3,552,822	3,560,093	3,584,485	3,572,356
Reported EPS ($)	0.80	0.35	0.86	0.23	0.64	2.07	0.70	0.84	0.82	0.81	3.16	0.91	1.50	2.41
Core EPS ($)	1.16	0.35	0.86	0.39	0.53	2.13	0.70	0.84	0.82	0.79	3.14	0.91	1.20	2.10

Sources: S&P Global Market Intelligence LLC; Company filings.

Non-GAAP Reconciliation *(page 2 of 4)*

Dollars in thousands, except per share values	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025Q3	2025Q4	2025Y	2026Q1	2026Q2	2026YTD
Common Equity	$ 78,323	$ 77,735	$ 81,616	$ 89,994	$ 86,138	$ 86,138	$ 91,311	$ 94,741	$ 100,731	$ 103,967	$ 103,967	$ 105,733	$ 112,108	$ 112,108
(-) Intangible Assets	3,199	3,196	3,183	3,175	3,168	3,168	3,160	3,152	3,145	3,137	3,137	3,133	3,129	3,129
Tangible Common Equity	$ 75,124	$ 74,539	$ 78,433	$ 86,819	$ 82,970	$ 82,970	$ 88,151	$ 91,589	$ 97,586	$ 100,830	$ 100,830	$ 102,600	$ 108,979	$ 108,979
(-) AOCI	(31,017)	(32,027)	(30,298)	(21,973)	(27,377)	(27,377)	(23,840)	(22,671)	(17,860)	(16,604)	(16,604)	(17,189)	(15,336)	(15,336)
TCE (Ex AOCI)	$ 106,141	$ 106,566	$ 108,731	$ 108,792	$ 110,347	$ 110,347	$ 111,991	$ 114,260	$ 115,446	$ 117,434	$ 117,434	$ 119,789	$ 124,315	$ 124,315
Common Shares Outstanding	3,485,570	3,516,013	3,466,688	3,471,291	3,525,649	3,525,649	3,563,900	3,567,056	3,530,303	3,525,884	3,525,884	3,552,002	3,551,661	3,551,661
Total Assets	$ 1,294,596	$ 1,316,214	$ 1,309,645	$ 1,344,595	$ 1,302,011	$ 1,302,011	$ 1,312,159	$ 1,311,924	$ 1,357,347	$ 1,372,936	$ 1,372,936	$ 1,408,113	$ 1,397,134	$ 1,397,134
(-) Intangible Assets	3,199	3,196	3,183	3,175	3,168	3,168	3,160	3,152	3,145	3,137	3,137	3,133	3,129	3,129
Tangible Assets	$ 1,291,397	$ 1,313,018	$ 1,306,462	$ 1,341,420	$ 1,298,843	$ 1,298,843	$ 1,308,999	$ 1,308,772	$ 1,354,202	$ 1,369,799	$ 1,369,799	$ 1,404,980	$ 1,394,005	$ 1,394,005
(-) AOCI	(31,017)	(32,027)	(30,298)	(21,973)	(27,377)	(27,377)	(23,840)	(22,671)	(17,860)	(16,604)	(16,604)	(17,189)	(15,336)	(15,336)
Tangible Assets (ex. AOCI)	$ 1,322,414	$ 1,345,045	$ 1,336,760	$ 1,363,393	$ 1,326,220	$ 1,326,220	$ 1,332,839	$ 1,331,443	$ 1,372,062	$ 1,386,403	$ 1,386,403	$ 1,422,169	$ 1,409,341	$ 1,409,341
TBV per Share ($)	21.55	21.20	22.62	25.01	23.53	23.53	24.73	25.68	27.64	28.60	28.60	28.89	30.68	30.68
TBV (Ex AOCI) per Share ($)	30.45	30.31	31.36	31.34	31.30	31.30	31.42	32.03	32.70	33.31	33.31	33.72	35.00	35.00
TCE / TA Ratio	5.82%	5.68%	6.00%	6.47%	6.39%	6.39%	6.73%	7.00%	7.21%	7.36%	7.36%	7.30%	7.82%	7.82%
TCE / TA Ratio (ex. AOCI)	8.03%	7.92%	8.13%	7.98%	8.32%	8.32%	8.40%	8.58%	8.41%	8.47%	8.47%	8.42%	8.82%	8.82%
Net Interest Income	$ 31,705	$ 8,129	$ 8,201	$ 8,493	$ 9,109	$ 33,932	$ 9,444	$ 10,527	$ 10,495	$ 11,060	$ 41,526	$ 11,429	$ 12,333	$ 23,762
Noninterest Income	10,117	2,334	2,998	2,748	2,686	10,766	2,847	2,792	2,734	2,798	11,171	2,897	4,854	7,751
Operating Revenue	$ 41,822	$ 10,463	$ 11,199	$ 11,241	$ 11,795	$ 44,698	$ 12,291	$ 13,319	$ 13,229	$ 13,858	$ 52,697	$ 14,326	$ 17,187	$ 31,513
(-) Realized Gains on Securities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-	98	98	-	1,374	1,374
Core Operating Revenue	$ 41,131	$ 10,463	$ 11,199	$ 11,241	$ 11,795	$ 44,698	$ 12,291	$ 13,319	$ 13,229	$ 13,760	$ 52,599	$ 14,326	$ 15,813	$ 30,139
Noninterest Expense	$ 38,772	$ 8,423	$ 8,170	$ 9,657	$ 8,182	$ 34,432	$ 9,524	$ 8,712	$ 9,321	$ 9,462	$ 37,019	$ 10,313	$ 10,447	$ 20,760
(-) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-	-	-	-	-	-
Core Noninterest Expense	$ 36,472	$ 8,423	$ 8,170	$ 8,920	$ 8,682	$ 34,195	$ 9,524	$ 8,712	$ 9,321	$ 9,462	$ 37,019	$ 10,313	$ 10,447	$ 20,760
Efficiency Ratio	92.7%	80.5%	73.0%	85.9%	69.4%	77.0%	77.5%	65.4%	70.5%	68.3%	70.2%	72.0%	60.8%	65.9%
Core Efficiency Ratio	88.7%	80.5%	73.0%	79.4%	73.6%	76.5%	77.5%	65.4%	70.5%	68.8%	70.4%	72.0%	66.1%	68.9%

Sources: S&P Global Market Intelligence LLC; Company filings.

Non-GAAP Reconciliation *(page 3 of 4)*

Dollars in thousands, except per share values

	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025Q3	2025Q4	2025Y	2026Q1	2026Q2	2026YTD
Pre-tax Net Income	$ 2,025	$ 1,216	$ 3,486	$ 682	$ 2,539	$ 7,923	$ 2,871	$ 3,420	$ 3,369	$ 3,317	$ 12,977	$ 3,704	$ 6,471	$ 10,175
(-) Realized Gains on Securities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-	98	98	-	1,374	1,374
(+) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-	-	-	-	-	-
Core Pre-tax Net Income	$ 3,634	$ 1,216	$ 3,486	$ 1,419	$ 2,039	$ 8,160	$ 2,871	$ 3,420	$ 3,369	$ 3,219	$ 12,879	$ 3,704	$ 5,097	$ 8,801
Provision for Credit Losses	1,025	824	(457)	902	1,074	2,343	(104)	1,187	539	1,079	2,701	309	269	578
PPNR	$ 3,050	$ 2,040	$ 3,029	$ 1,584	$ 3,613	$ 10,266	$ 2,767	$ 4,607	$ 3,908	$ 4,396	$ 15,678	$ 4,013	$ 6,740	$ 10,753
Core PPNR	4,659	2,040	3,029	2,321	3,113	10,503	2,767	4,607	3,908	4,298	15,580	4,013	5,366	9,379
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	445	434	1,748	478	1,102	1,580
Net Income	$ 2,771	$ 1,217	$ 3,015	$ 792	$ 2,261	$ 7,285	$ 2,457	$ 2,965	$ 2,924	$ 2,883	$ 11,229	$ 3,226	$ 5,369	$ 8,595
Tax Adjustment	338	-	-	155	(105)	50	-	-	-	(21)	(21)	-	(289)	(289)
Reported Provision for Taxes	(746)	(1)	471	(110)	278	638	414	455	445	434	1,748	478	1,102	1,580
Core Net Income	$ 4,042	$ 1,217	$ 3,015	$ 1,374	$ 1,866	$ 7,472	$ 2,457	$ 2,965	$ 2,924	$ 2,806	$ 11,152	$ 3,226	$ 4,284	$ 7,510
(+) After-tax Amrt of Intang (assumed 21%)	24	2	9	6	6	23	6	6	6	6	24	3	3	6
Net Income for ROATCE	$ 2,795	$ 1,219	$ 3,024	$ 798	$ 2,267	$ 7,308	$ 2,463	$ 2,971	$ 2,930	$ 2,889	$ 11,253	$ 3,229	$ 5,372	$ 8,601
Core Net Income for ROATCE	4,067	1,219	3,024	1,381	1,872	7,495	2,463	2,971	2,930	2,812	11,176	3,229	4,287	7,516
Average Assets	1,265,006	1,304,662	1,299,137	1,327,120	1,323,303	1,314,194	1,306,256	1,302,381	1,327,924	1,365,142	1,328,402	1,388,303	1,394,012	1,391,173
Average Tang. Common Equity	68,496	74,419	74,621	82,626	84,895	79,096	84,921	89,711	93,587	99,208	92,331	104,255	107,052	105,661
ROAA	0.22%	0.37%	0.93%	0.24%	0.68%	0.55%	0.75%	0.91%	0.88%	0.84%	0.85%	0.93%	1.54%	1.24%
Core ROAA	0.32%	0.37%	0.93%	0.41%	0.56%	0.57%	0.75%	0.91%	0.88%	0.82%	0.84%	0.93%	1.23%	1.08%
PPNR / AA	0.24%	0.63%	0.93%	0.48%	1.09%	0.78%	0.85%	1.41%	1.18%	1.29%	1.18%	1.16%	1.93%	1.55%
Core PPNR / AA	0.37%	0.63%	0.93%	0.70%	0.94%	0.80%	0.85%	1.41%	1.18%	1.26%	1.17%	1.16%	1.54%	1.35%
ROATCE	4.08%	6.55%	16.21%	3.86%	10.68%	9.24%	11.60%	13.25%	12.52%	11.65%	12.19%	12.39%	20.07%	16.28%
Core ROATCE	5.94%	6.55%	16.21%	6.68%	8.82%	9.48%	11.60%	13.25%	12.52%	11.34%	12.10%	12.39%	16.02%	14.23%

Sources: S&P Global Market Intelligence LLC; Company filings.

Non-GAAP Reconciliation *(page 4 of 4)*

Dollars in thousands, except per share values

	2023Y	2024Q1	2024Q2	2024Q3	2024Q4	2024Y	2025Q1	2025Q2	2025Q3	2025Q4	2025Y	2026Q1	2026Q2	2026YTD
Total Noninterest Income	$ 10,117	$ 2,334	$ 2,998	$ 2,748	$ 2,686	$ 10,766	$ 2,847	$ 2,792	$ 2,734	$ 2,798	$ 11,171	$ 2,897	$ 4,854	$ 7,751
(-) Realized Gain on Securities	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(-) Non-Recurring Revenue	691	-	-	-	-	-	-	-	-	98	98	-	1,374	1,374
Core Noninterest Income	$ 9,426	$ 2,334	$ 2,998	$ 2,748	$ 2,686	$ 10,766	$ 2,847	$ 2,792	$ 2,734	$ 2,700	$ 11,073	$ 2,897	$ 3,480	$ 6,377
Total Noninterest Expense	$ 38,772	$ 8,423	$ 8,170	$ 9,657	$ 8,182	$ 34,432	$ 9,524	$ 8,712	$ 9,321	$ 9,462	$ 37,019	$ 10,313	$ 10,447	$ 20,760
(-) Amrt of Intang	31	3	11	8	7	29	8	8	7	8	31	4	4	8
(-) Foreclosure & Repo	-	(21)	-	1	(1)	(21)	-	(73)	-	-	(73)	-	-	-
Total Operating Expense	$ 38,741	$ 8,441	$ 8,159	$ 9,648	$ 8,176	$ 34,424	$ 9,516	$ 8,777	$ 9,314	$ 9,454	$ 37,061	$ 10,309	$ 10,443	$ 20,752
(-) Non-Recurring Expense	2,300	-	-	737	(500)	237	-	-	-	-	-	-	-	-
Core Noninterest Expense	$ 36,472	$ 8,423	$ 8,170	$ 8,920	$ 8,682	$ 34,195	$ 9,524	$ 8,712	$ 9,321	$ 9,462	$ 37,019	$ 10,313	$ 10,447	$ 20,760
Core Operating Expense	36,441	8,441	8,159	8,911	8,676	34,187	9,516	8,777	9,314	9,454	37,061	10,309	10,443	20,752
Average Assets	1,265,006	1,304,662	1,299,137	1,327,120	1,323,303	1,314,194	1,306,256	1,302,381	1,327,924	1,365,142	1,328,402	1,388,303	1,394,012	1,391,173
NII / AA	0.80%	0.72%	0.92%	0.83%	0.81%	0.82%	0.87%	0.86%	0.82%	0.82%	0.84%	0.83%	1.39%	1.11%
Core NII / AA	0.75%	0.72%	0.92%	0.83%	0.81%	0.82%	0.87%	0.86%	0.82%	0.79%	0.83%	0.83%	1.00%	0.92%
NIE / AA	3.06%	2.58%	2.52%	2.91%	2.47%	2.62%	2.92%	2.68%	2.81%	2.77%	2.79%	2.97%	3.00%	2.98%
Core NIE / AA	2.88%	2.58%	2.52%	2.69%	2.62%	2.60%	2.92%	2.68%	2.81%	2.77%	2.79%	2.97%	3.00%	2.98%

Sources: S&P Global Market Intelligence LLC; Company filings.